UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 25, 2006

REEBOK INTERNATIONAL LTD.

(Exact name of registrant as specified in its charter)

MASSACHUSETTS	1-9340	04-2678061
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1895 J.W. FOSTER BOULEVARD, CANTON, MA		02142
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (781) 401-5000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On January 25, 2006, Reebok International Ltd. (“Reebok”) announced that the shareholders of Reebok voted to approve the Agreement and Plan of Merger, dated as of August 2, 2005, among Reebok, adidas-Salomon AG (“adidas”), and a wholly-owned subsidiary of adidas, at a special meeting of the shareholders of Reebok held on January 25, 2006.

A copy of the press release announcing the receipt of Reebok shareholder approval is filed as Exhibit 99.1 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) The following Exhibits are filed as part of this report:

99.1                           Press Release dated January 25, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REEBOK INTERNATIONAL LTD.

January 25, 2006	By:	/s/ David A. Pace
	Name:	David A. Pace
	Title:	Senior Vice President and General Counsel